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                                                                    EXHIBIT 32.2


  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ann Massey, Chief Financial Officer (principal financial officer) of Cover-All Technologies Inc. ("Cover-All"), for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify, that, to my knowledge, the Annual Report of Cover-All on Form 10-K for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Cover-All. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-K. A signed original of this statement has been provided to Cover-All and will be retained by Cover-All and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 29, 2004


By: /s/ Ann F. Massey
    --------------------------------
Name:  Ann F. Massey
Title: Chief Financial Officer